SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K

                Current Report Pursuant to Section 13 or 15(d)of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): April 15, 2003


                                  JOHNSON & JOHNSON

              (Exact name of registrant as specified in its charter)


           New Jersey                1-3215            22-1024240

       (State or other             Commission        (I.R.S. Employer
       jurisdiction               File Number)       Identification No.)
       of incorporation)



         One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

             (Address of principal executive offices)    (zip code)


       Registrant's telephone number including area code: (732) 524-0400

       Item 5.   Other Events.

       On April 15, 2003, Johnson & Johnson ("J&J") issued the attached press release announcing its sales and earnings for the period ended March 30, 2003.

       Item 9. Regulation FD Disclosure

       On April 15, 2003, Johnson & Johnson announced its consolidated financial results for the first quarter ended March 30, 2003. A copy of this press release is furnished with this report as an exhibit to Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

       (c)  Exhibits

       Exhibit No.       Description of Exhibit

       99.15 Press Release dated April 15, 2003 for the period ended March 30, 2003.

       99.20 Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the first quarter.






                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JOHNSON & JOHNSON




       Date: April 15, 2003             By: /s/ Stephen J. Cosgrove
                                        Stephen J. Cosgrove
                                        Chief Accounting Officer